Exhibit 99.1

Transformative Investigational Tyrosine Kinase Inhibitor Therapy for Retinal Vascular Diseases OCULAR THERAPEUTIX (NASDAQ: OCUL) Antony Mattessich President & Chief Executive Officer EURETINA Innovation Spotlight 4 th October 2023

FORWARD LOOKING STATEMENTS

Any statements in this presentation about future expectations, plans, and prospects for the Company, including the commercialization of DEXTENZA® or any of the Company's products or product candidates; the development and regulatory status of the Company's product candidates, including the timing and design of the Company's planned pivotal trials of OTX-TKI for the treatment of wet AMD; the Company's plans to advance the development of OTX-TKI; the Company's cash runway and sufficiency of the Company's cash resources; and other statements containing the words "anticipate," "believe," "estimate," "expect," "intend", "goal," "may", "might," "plan," "predict," "project," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company's preclinical and clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the timing and costs involved in commercializing DEXTENZA or any product or product candidate that receives regulatory approval, including the conduct of post-approval studies; the ability to retain regulatory approval of DEXTENZA or any product or product candidate that receives regulatory approval; the ability to maintain and the sufficiency of product, procedure and any other reimbursement codes for DEXTENZA; the initiation, design, timing, conduct and outcomes of clinical trials including the first pivotal trial of OTX-TKI for the treatment of wet AMD; uncertainties as to the response from the FDA regarding the SPA submission for OTX-TKI, including the risk that the FDA will not agree with the design of the first pivotal trial under the SPA; the risk that even if the FDA agrees with the design of the first pivotal trial under the SPA, the FDA will not agree that the data generated by the trial could support marketing approval; uncertainty as to whether the data from earlier clinical trials will be predictive of the data of later clinical trials, particularly later clinical trials that have a different design than the earlier trials; availability of data from clinical trials and expectations for regulatory submissions and approvals; the Company's scientific approach and general development progress; uncertainties inherent in estimating the Company's cash runway, future expenses and other financial results, including its ability to fund future operations, including clinical trials; Company's existing indebtedness and the ability of the Company's creditors to accelerate the maturity of such indebtedness upon the occurrence of certain events of default; the Company's ability to enter into strategic alliances or generate additional funding on a timely basis, on favorable terms, or at all; and other factors discussed in the "Risk Factors" section contained in the Company's quarterly and annual reports on file with the Securities and Exchange Commission. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company's views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation.

This presentation discusses investigational product candidates in development. Their efficacy and safety profiles have not been established, and they have not been approved for marketing by the FDA.

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Ocular Therapeutix™

3 OCULAR THERAPEUTIX AIMS TO TRANSFORM OPHTHALMIC CARE, BRINGING ADVANCED THERAPIES TO PHYSICIANS AND PATIENTS OBSOLETE EYE DROPS Focused on developing physician - administered, preservative - free, and compliance - improved treatments for ophthalmic diseases that improve outcomes and practice economics OBSOLETE IMMEDIATE RELEASE INJECTIONS Create more durable treatments for retinal diseases that minimize the need for multiple injections into the eye resulting in better compliance and potentially better preservation of vision Video Courtesy Dr. Alan Robin Video Courtesy Dr. Leonid Skorin OPHTHALMOLOGY IS RIPE FOR DISRUPTION

4 WE ARE ADVANCING A BROAD OPHTHALMOLOGY PORTFOLIO USING ELUTYX FOR CONTINUOUS DRUG DELIVERY

WE ARE ADVANCING A BROAD OPHTHALMOLOGY PORTFOLIO USING ELUTYX FOR CONTINUOUS DRUG DELIVERY 5

OTX-TKI IS DESIGNED TO DELIVER CONTINUOUS CONTROL OVER WET AMD

OTX-TKI is a combination of Elutyx and axitinib designed to sustain drug release for 9-12 months


PEG
Trilysine
Hydrolyzable Linkages

Elutyx Technology: targeted sustained drug delivery platform

- Designed to deliver axitinib for 9-12 months with a single implant
- Completely bioresorbable
- Formulated from biocompatible and inert components

+



Axitinib: potent tyrosine kinase inhibitor

- Highly potent, pan-VEGF receptor inhibitor
- Acts within the intracellular space

=

OTX-TKI: axitinib delivered by Elutyx technology



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References: 1. Zhao Y, et al. *Oncologist*. 2015;20(6):660-673. **2.** Gross-Goupil M, et al. *Clin Med Insights Oncol.* 2013;7:269-277. **3.** Liang C, et al. *Mol Ther Oncolytics*. 2022;24:577-584. **4.** Blizzard CD, Driscoll A, El-Hayek R, et al. Ocular implant containing a tyrosine kinase inhibitor. Published online September 13, 2022. Accessed September 26, 2022. Patent

Ocular Therapeutix™

Data cut off April 14, 2023; per protocol analysis Reduction in treatment burden calculation includes all rescue injections Sham injection was given at Week 0 in the Aflibercept Arm and at Weeks 12, 20, 28, 36 and 44 in the OTX - TKI Arm (not shown). At Week 52, subjects in the aflibercept group were treated with wet AMD standard of care at the investigator’s discretion. 7 89% REDUCTION IN ANTI - VEGF TREATMENT BURDEN FOLLOWING OTX - TKI AT 12 MONTHS -52 -48 -44 -40 -36 -32 -28 -24 -20 -16 -12 -8 -4 0 4 8 12 16 20 24 28 32 36 40 44 48 52 Weeks OTX - TKI (n=15) Aflibercept (n=5) 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 Ranibizumab Faricimab OTX - TKI 600µg implant Unspecified anti - VEGF agent Bevacizumab Rescue injection given at investigator’s discretion (rescue criteria not met ) Post - Treatment Pre - Treatment Rescue injection given (rescue criteria met ) Aflibercept

Data cut off April 14, 2023; Error bars represent standard deviation * OTX - TKI arm received OTX - TKI at baseline and a single aflibercept injection at Week 4; n=14 in OTX - TKI arm at Weeks 8, 28, 40 and 48 due to missed visits † Sample size for OTX - TKI arm (censoring rescued subjects): n=15 at Baseline and Weeks 4 and 12; n=14 at Week 8 (missed visit) and Weeks 16 and 20; n=12 at Week 24 and n=11 at Weeks 28, 32, 36 and 40; n=10 at Week 44; n=9 at Weeks 48 and 52 BCVA=best corrected visual acuity; BL=baseline; CSFT=central subfield thickness; ETDRS=Early Treatment Diabetic Retinopathy S tud y; W, week Reference : Khanani AM. 12 - Month Update on Randomized, Controlled, Trial of OTX - TKI (Axitinib Intravitreal Implant) for the Treatment of W et AMD. Presented at the Clinical Trials at the Summit Meeting. June 10, 2023. Park City, UT> 8 VISION AND CSFT WITH OTX - TKI WERE COMPARABLE TO STANDARD OF CARE AFLIBERCEPT Q8W -70 -50 -30 -10 10 30 50 70 BL W4 W8 W12 W16 W20 W24 W28 W32 W36 W40 W44 W48 W52 Mean Change from Baseline, µm CENTRAL SUBFIELD THICKNESS OTX-TKI arm*(N=15) OTX - TKI arm (censoring rescued subjects)† Aflibercept Q8W (N=5) -15 -10 -5 0 5 10 15 BL W4 W8 W12 W16 W20 W24 W28 W32 W36 W40 W44 W48 W52 Mean Change from Baseline, ETDRS Letters BEST CORRECTED VISUAL ACUITY Mean baseline CSFT OTX - TKI: 269.2 (40.3) µm Aflibercept Q8W: 240.6 (29.6) µm Mean baseline BCVA OTX - TKI: 73.7 (14.4) letters Aflibercept Q8W: 73.8 (9.0) letters Mean (SD) change in BCVA from baseline to Week 52: OTX - TKI: - 1.0 (6.0) letters Aflibercept Q8W: +2.0 (7.2) letters OTX - TKI: +0.6 (2.6) letters (censoring rescued subjects) Mean (SD) change in CSFT from baseline to Week 52: OTX - TKI: +20.2 (41.6) µm Aflibercept Q8W: - 2.2 (8.5) µm OTX - TKI: +17.2 (47.6) µm (censoring rescued subjects) OTX - TKI U.S. randomized trial evaluating wet AMD subjects with controlled retinal fluid

9 WET AMD NONINFERIORITY TRIALS USING SHAM INJECTIONS SEEM NO LONGER ACCEPTABLE TO THE FDA FDA recommends a comparative arm in which “dosing frequency, criterion for dosing adjustments and criterion for interventions are the same” for investigational arm 1 0 4 8 12 16 20 24 28 32 36 40 44 48 52 Time (Weeks) OTX - TKI Aflibercept Q8W R 1:1 OTX - TKI Aflibercept 2 mg Study visit Sham injection Reference: 1. Neovascular Age - Related Macular Degeneration: Developing Drugs for Treatment Guidance for Industry. US Food and Drug Administr ation. Published February 6, 2023. Accessed September 21, 2023. https://www.fda.gov/media/165606/download. TRIAL DESIGN CHALLENGES • Aflibercept Q8W arm has a different dosing frequency than OTX - TKI arm • FDA does not recommend sham injections • Saline injections increase risk of safety events (repeated use as seen below not preferred)

0 4 8 12 16 20 24 28 32 36 40 44 48 52 Time (Weeks) OTX - TKI Aflibercept Q8W R 1:1 OTX - TKI Aflibercept 2 mg Study visit Sham injection 10 Reference: 1. Neovascular Age - Related Macular Degeneration: Developing Drugs for Treatment Guidance for Industry. US Food and Drug Administr ation. Published February 6, 2023. Accessed September 21, 2023. https://www.fda.gov/media/165606/download. WET AMD NONINFERIORITY TRIALS USING SHAM INJECTIONS SEEM NO LONGER ACCEPTABLE TO THE FDA TRIAL DESIGN CHALLENGES • Aflibercept Q8W arm has a different dosing frequency than OTX - TKI arm • FDA does not recommend sham injections • Saline injections increase risk of safety events (repeated use as seen below not preferred) FDA recommends a comparative arm in which “dosing frequency, criterion for dosing adjustments and criterion for interventions are the same” for investigational arm 1

OTX - TKI Aflibercept (2 mg) Study visit With the addition of a second control arm, OTX - TKI would need to demonstrate non - inferiority over aflibercept Q8W arm and superiority over control injection arm Control injection TRIAL DESIGN CHALLENGES • Aflibercept Q8W arm has a different dosing frequency than OTX - TKI arm • FDA does not recommend sham injections • Saline injections increase risk of safety events (repeated use as seen below not preferred) Control injection 0 4 8 12 16 20 24 28 32 36 40 44 48 52 Time (Weeks) OTX - TKI Aflibercept Q8W R 1:1 Control arm Investigational arm Comparative arm Non - inferiority Superiority TO MAINTAIN MASKING, TRIAL WOULD REQUIRE A THIRD ARM WITH CONTROL INJECTION MATCHING INVESTIGATIONAL ARM 11

CURRENT FDA GUIDANCE ALLOWS THREE WAYS TO DEMONSTRATE SUPERIORITY

FDA RECOMMENDS ENDPOINTS DEMONSTRATING THE FOLLOWING FOR SUPERIORITY TRIALS[1]

≥15 LETTER *DECREASE*

Statistically significant smaller percentage of patients with ≥15 letter decrease at 9 months or later

≥15 LETTER *INCREASE*

Statistically significant greater percentage of patients with ≥15 letter increase at 9 months or later

≥15 LETTER *DIFFERENCE*

Statistically significant difference between groups in mean BCVA of ≥15 letter at 9 months or later

We plan to continue to collaborate with the FDA and the retina community to identify other endpoints that align with current treatment approaches

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Reference: 1. Neovascular Age-Related Macular Degeneration: Developing Drugs for Treatment Guidance for Industry. US Food and Drug Administration. Published February 6, 2023. Accessed September 21, 2023. https://www.fda.gov/media/165606/download.

PATIENT SAFETY, ENROLLMENT FEASIBILITY & OTX-TKI LIKELIHOOD OF SUCCESS WERE KEY CONSIDERATIONS

FDA RECOMMENDS ENDPOINTS DEMONSTRATING THE FOLLOWING FOR SUPERIORITY TRIALS[1]

≥15 LETTER *DECREASE*

Statistically significant smaller percentage of patients with ≥15 letter decrease at 9 months or later

≥15 LETTER *INCREASE*

Statistically significant greater percentage of patients with ≥15 letter increase at 9 months or later

≥15 LETTER *DIFFERENCE*

Statistically significant difference between groups in mean BCVA of ≥15 letter at 9 months or later

Factors Considered in Endpoint Selection

1 SAFETY OF STUDY PARTICIPANTS

- Screen **treatment-naïve subjects who have reasonably good VA,** and improve their VA to 20/20, with the goal of maintaining it at or above baseline level
- KOLs and clinical trialists generally find it permissible to have a **control arm treated with single dose aflibercept** understanding a 15 letter loss in this specific patient population is equivalent to 20/40

2 ENROLLMENT FEASIBILITY

- Clinical trialists acknowledge this **subset of wAMD patients is available** and commonly excluded from other clinical trials due to screen fails

3 BEST DEMONSTRATES OTX-TKI'S POTENTIAL EFFICACY AND DURABILITY

- **Durability of OTX-TKI is illustrated best** with this endpoint through a superiority design

We plan to continue to collaborate with the FDA and the retina community to identify other endpoints that align with current treatment approaches

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Reference: 1. Neovascular Age-Related Macular Degeneration: Developing Drugs for Treatment Guidance for Industry. US Food and Drug Administration. Published February 6, 2023. Accessed September 21, 2023. https://www.fda.gov/media/165606/download.

14 SOL: OTX - TKI PIVOTAL CLINICAL TRIAL IN WET AMD Multi - center, double - masked, randomized, parallel - group Phase 3 trial KEY INCLUSION CRITERIA • Subjects who are treatment naïve in the study eye with a diagnosis of choroidal neovascularization or sub foveal neovascularization at screening • Visual acuity of 20/20 at Day 1 PRIMARY ENDPOINT Proportion of subjects who maintained visual acuity, defined as <15 ETDRS letters of BCVA loss at Week 36 DESIGN • Primarily conducted in the U.S. • Two arm trial with ~150 subjects per group Post - week 52 safety follow - up Screening: Aflibercept Q4W 0 4 8 12 16 20 24 28 32 36 40 44 48 52 - 4 - 8 Week OTX - TKI Aflibercept single dose R 1:1 PRIMARY ENDPOINT 53 - 104 OTX - TKI Aflibercept (2 mg) Study visit Trial design is pending confirmation of a Special Protocol Assessment submitted to the US Food and Drug Administration (FDA) 14

Prepare to initiate second pivotal wAMD trial* † H2 2024 15 UPCOMING WET AMD PROGRAM MILESTONES DEC 2023 Submit Special Protocol Assessment (SPA) IRB Approval Initiate contracting with study sites SEP 2023 • Agreement on protocol and analysis with FDA • Screen first subject* x x x *Subject to receipt of FDA response to Special Protocol Assessment; †Subject to obtaining necessary financing

+ 9.0 - 0.1 - 8.6 -10 -5 0 5 10 15 0 1 2 3 4 5 6 7 8 Change in Vision (ETDRS Letters) VISUAL ACUITY PRESSING NEED FOR A MORE DURABLE WET AMD THERAPY Anti - VEGF injections are effective, however, their dosing frequencies are a challenge in wet AMD leading to vision loss over time 16 n=599 n=388 n=65 n=73 n=481 References: 1. Singer MA, Awh CC, Sadda S, et al. Ophthalmology . 2012;119(6):1175 - 1183. 2. Rofagha S, Bhisitkul RB, Boyer DS, et al. Ophthalmology . 2013;120(11):2292 - 2299. Clinical Trial 1 Mean 11.7 injections/year Open - Label Extension 1 Mean 1.5 injection/year Additional Follow - Up 2 Mean 1.6 injections/year

+ 9.0 - 0.1 - 8.6 -10 -5 0 5 10 15 0 1 2 3 4 5 6 7 8 Change in Vision (ETDRS Letters) VISUAL ACUITY PRESSING NEED FOR A MORE DURABLE WET AMD THERAPY 17 Clinical Trial 1 Mean 11.7 injections/year Open - Label Extension 1 Mean 1.5 injection/year Additional Follow - Up 2 Mean 1.6 injections/year n=599 n=388 n=65 n=73 n=481 Goal of continuous control References: 1. Singer MA, Awh CC, Sadda S, et al. Ophthalmology . 2012;119(6):1175 - 1183. 2. Rofagha S, Bhisitkul RB, Boyer DS, et al. Ophthalmology . 2013;120(11):2292 - 2299. Anti - VEGF injections are effective, however, their dosing frequencies are a challenge in wet AMD leading to vision loss over time

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